Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues increased four percent year-over-year to $106.8 million; GAAP earnings were $0.44 per diluted share; non-GAAP earnings were $0.66 per diluted share

Announces 2:1 stock split and dividend increase

SAN JOSE, Calif.--(BUSINESS WIRE)--July 30, 2020--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended June 30, 2020. Net revenues for the second quarter were $106.8 million, down three percent compared to the prior quarter and up four percent from the second quarter of 2019. Net income for the second quarter was $13.2 million or $0.44 per diluted share compared to $0.53 per diluted share in the prior quarter and $0.37 per diluted share in the second quarter of 2019. Cash flow from operations for the second quarter was $36.7 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the second quarter of 2020 was $19.9 million or $0.66 per diluted share compared with $0.76 per diluted share in the prior quarter and $0.56 per diluted share in the second quarter of 2019. A reconciliation of GAAP to non-GAAP financial results appears at the end of this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Revenues increased four percent year-over-year in spite of a challenging demand environment, driven by growth in the communications and industrial categories. While the pandemic continues to weigh on end-market demand, we continue to gain share across a wide range of power-conversion applications and we are on track to outperform the analog semiconductor industry again this year.”

The company announced a 2:1 stock split in the form of a stock dividend of one share of common stock per outstanding share. The additional shares will be distributed on August 18, 2020 to stockholders of record as of August 14, 2020. The split will double the number of outstanding common shares; common shares and per-share data in this press release have not been adjusted for the impact of the split.

Power Integrations paid a cash dividend of $0.21 per share on June 30, 2020. Following the stock split, the company will pay a dividend of $0.11 per share (equivalent to $0.22 on a pre-split basis) on September 30, 2020 to stockholders of record as of August 31, 2020.

Financial Outlook

The company issued the following forecast for the third quarter of 2020:

  Revenues are expected to be $115 million plus or minus $5 million.
  GAAP gross margin is expected to be between 49.5 percent and 50 percent. Non-GAAP gross margin is expected to be between 50.5 percent and 51 percent. (The difference between the expected GAAP and non-GAAP gross margins comprises approximately 0.7 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be approximately $43 million; non-GAAP operating expenses are expected to be approximately $36 million. (Non-GAAP expenses are expected to exclude approximately $6.8 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: http://www.directeventreg.com/registration/event/6141529. A webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its third-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 crisis on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2020. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
NET REVENUES	$106,832	$109,664	$102,865	$216,496	$192,053

COST OF REVENUES	53,296	53,184	51,293	106,480	95,007

GROSS PROFIT	53,536	56,480	51,572	110,016	97,046

OPERATING EXPENSES:
Research and development	19,770	19,152	19,269	38,922	37,215
Sales and marketing	12,807	13,216	12,815	26,023	25,405
General and administrative	7,804	8,761	9,334	16,565	17,724
Amortization of acquisition-related intangible assets	230	257	394	487	821
Total operating expenses	40,611	41,386	41,812	81,997	81,165

INCOME FROM OPERATIONS	12,925	15,094	9,760	28,019	15,881

OTHER INCOME	1,480	1,777	1,310	3,257	2,462

INCOME BEFORE INCOME TAXES	14,405	16,871	11,070	31,276	18,343

PROVISION FOR INCOME TAXES	1,213	985	225	2,198	265

NET INCOME	$13,192	$15,886	$10,845	$29,078	$18,078

EARNINGS PER SHARE:
Basic	$0.44	$0.54	$0.37	$0.98	$0.62
Diluted	$0.44	$0.53	$0.37	$0.96	$0.61

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,856	29,602	29,297	29,729	29,125
Diluted	30,312	30,134	29,702	30,232	29,597

SUPPLEMENTAL INFORMATION:	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Stock-based compensation expenses included in:
Cost of revenues	$252	$396	$273	$648	$544
Research and development	2,351	2,109	2,144	4,460	3,776
Sales and marketing	1,258	1,392	1,141	2,650	2,202
General and administrative	2,120	2,813	1,938	4,933	3,381
Total stock-based compensation expense	$5,981	$6,710	$5,496	$12,691	$9,903

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$799	$799	$794	$1,598	$1,588

	Three Months Ended			Six Months Ended
REVENUE MIX BY END MARKET	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Communications	28%	22%	24%	25%	21%
Computer	6%	4%	6%	5%	6%
Consumer	31%	41%	37%	36%	38%
Industrial	35%	33%	33%	34%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$53,536	$56,480	$51,572	$110,016	$97,046
GAAP gross margin	50.1%	51.5%	50.1%	50.8%	50.5%

Stock-based compensation included in cost of revenues	252	396	273	648	544
Amortization of acquisition-related intangible assets	799	799	794	1,598	1,588

Non-GAAP gross profit	$54,587	$57,675	$52,639	$112,262	$99,178
Non-GAAP gross margin	51.1%	52.6%	51.2%	51.9%	51.6%

	Three Months Ended			Six Months Ended
RECONCILIATION OF OPERATING EXPENSES	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
GAAP operating expenses	$40,611	$41,386	$41,812	$81,997	$81,165

Less: Stock-based compensation expense included in operating expenses
Research and development	2,351	2,109	2,144	4,460	3,776
Sales and marketing	1,258	1,392	1,141	2,650	2,202
General and administrative	2,120	2,813	1,938	4,933	3,381
Total	5,729	6,314	5,223	12,043	9,359

Amortization of acquisition-related intangible assets	230	257	394	487	821

Non-GAAP operating expenses	$34,652	$34,815	$36,195	$69,467	$70,985

	Three Months Ended			Six Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
GAAP income from operations	$12,925	$15,094	$9,760	$28,019	$15,881
GAAP operating margin	12.1%	13.8%	9.5%	12.9%	8.3%

Add: Total stock-based compensation	5,981	6,710	5,496	12,691	9,903
Amortization of acquisition-related intangible assets	1,029	1,056	1,188	2,085	2,409

Non-GAAP income from operations	$19,935	$22,860	$16,444	$42,795	$28,193
Non-GAAP operating margin	18.7%	20.8%	16.0%	19.8%	14.7%

	Three Months Ended			Six Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
GAAP provision for income taxes	$1,213	$985	$225	$2,198	$265
GAAP effective tax rate	8.4%	5.8%	2.0%	7.0%	1.4%

Tax effect of adjustments to GAAP results	(272)	(751)	(837)	(1,023)	(1,636)

Non-GAAP provision for income taxes	$1,485	$1,736	$1,062	$3,221	$1,901
Non-GAAP effective tax rate	6.9%	7.0%	6.0%	7.0%	6.2%

	Three Months Ended			Six Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
GAAP net income	$13,192	$15,886	$10,845	$29,078	$18,078

Adjustments to GAAP net income
Stock-based compensation	5,981	6,710	5,496	12,691	9,903
Amortization of acquisition-related intangible assets	1,029	1,056	1,188	2,085	2,409
Tax effect of items excluded from non-GAAP results	(272)	(751)	(837)	(1,023)	(1,636)

Non-GAAP net income	$19,930	$22,901	$16,692	$42,831	$28,754

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	30,312	30,134	29,702	30,232	29,597

Non-GAAP net income per share (diluted)	$0.66	$0.76	$0.56	$1.42	$0.97

GAAP net income per share	$0.44	$0.53	$0.37	$0.96	$0.61

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2020	March 31, 2020	December 31, 2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$251,325	$190,459	$178,690
Short-term marketable securities	194,556	232,183	232,398
Accounts receivable, net	12,872	20,597	24,274
Inventories	103,963	96,633	90,380
Prepaid expenses and other current assets	14,512	20,570	15,597
Total current assets	577,228	560,442	541,339

PROPERTY AND EQUIPMENT, net	138,572	123,430	116,619
INTANGIBLE ASSETS, net	14,658	15,748	16,865
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	1,514	1,739	2,836
OTHER ASSETS	29,956	34,231	34,388
Total assets	$853,777	$827,439	$803,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$42,871	$37,156	$27,433
Accrued payroll and related expenses	14,365	10,921	13,408
Taxes payable	363	567	584
Other accrued liabilities	7,156	5,826	9,051
Total current liabilities	64,755	54,470	50,476

LONG-TERM LIABILITIES:
Income taxes payable	15,329	14,840	14,617
Deferred tax liabilities	121	162	164
Other liabilities	14,100	14,137	14,093
Total liabilities	94,305	83,609	79,350

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	168,470	162,343	152,117
Accumulated other comprehensive loss	(1,720)	(4,314)	(3,130)
Retained earnings	592,694	585,773	575,531
Total stockholders' equity	759,472	743,830	724,546
Total liabilities and stockholders' equity	$853,777	$827,439	$803,896

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$13,192	$15,886	$10,845	$29,078	$18,078
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	5,581	5,488	4,821	11,069	9,431
Amortization of intangible assets	1,090	1,117	1,228	2,207	2,483
Loss on disposal of property and equipment	262	30	56	292	152
Stock-based compensation expense	5,981	6,710	5,496	12,691	9,903
Amortization of premium (accretion of discount) on marketable securities	167	154	(120)	321	(230)
Deferred income taxes	184	1,095	498	1,279	1,659
Increase (decrease) in accounts receivable allowances for credit losses	-	(154)	237	(154)	57
Change in operating assets and liabilities:
Accounts receivable	7,725	3,831	(5,160)	11,556	(14,453)
Inventories	(7,330)	(6,253)	(4,117)	(13,583)	(8,340)
Prepaid expenses and other assets	8,084	(3,992)	615	4,092	(3,614)
Accounts payable	(2,967)	8,828	2,933	5,861	4,153
Taxes payable and other accrued liabilities	4,684	(6,349)	2,088	(1,665)	1,217
Net cash provided by operating activities	36,653	26,391	19,420	63,044	20,496

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(10,019)	(11,603)	(4,889)	(21,622)	(8,348)
Proceeds from sale of property and equipment	331	-	-	331	-
Acquisition of technology licenses	-	-	(37)	-	(251)
Purchases of marketable securities	(2,989)	(16,838)	(49,631)	(19,827)	(54,424)
Proceeds from sales and maturities of marketable securities	43,015	15,947	12,635	58,962	19,422
Net cash provided by (used in) investing activities	30,338	(12,494)	(41,922)	17,844	(43,601)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	769	5,529	1,178	6,298	5,678
Repurchase of common stock	(623)	(2,013)	-	(2,636)	(7,302)
Payments of dividends to stockholders	(6,271)	(5,644)	(4,980)	(11,915)	(9,917)
Net cash used in financing activities	(6,125)	(2,128)	(3,802)	(8,253)	(11,541)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	60,866	11,769	(26,304)	72,635	(34,646)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	190,459	178,690	125,795	178,690	134,137

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$251,325	$190,459	$99,491	$251,325	$99,491

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com